UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 24, 2006

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	Commission File Number:	01-0668846
(State of other jurisdiction of incorporation or organization)	000-51044	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101

(Address of principal executive offices)

(702) 878-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Community Bancorp is furnishing the slide presentation of March 24, 2006, which will be utilized in presentations to investors. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Community Bancorp slide presentation of March 24, 2006 (furnished pursuant to Regulation FD)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2006

Community Bancorp

By:	/s/ Edward M. Jamison
Edward M. Jamison
President, Chief Executive Officer